Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$1,085,679
Unrealized Gain (Loss) on Market Value of Commodity Futures	(48,985)
Dividend Income	4,075
Interest Income	3
ETF Transaction Fees	2,100
Total Income (Loss)	$1,042,872

Expenses
Management Fees	$141,347
Professional Fees	23,883
Brokerage Commissions	9,935
Directors' Fees and insurance	3,865
SEC & FINRA Registration Expense	3,254
Total Expenses	$182,284
Net Income (Loss)	$860,588

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/21	$212,094,005
Additions (550,000 Shares)	21,719,355
Net Income (Loss)	860,588

Net Asset Value End of Month	$234,673,948
Net Asset Value Per Share (5,800,000 Shares)	$40.46

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$2,042,350
Unrealized Gain (Loss) on Market Value of Commodity Futures	(32,655,480)
Dividend Income	6,037
Interest Income	9
ETF Transaction Fees	1,750
Total Income (Loss)	$(30,605,334)

Expenses
Management Fees	$176,618
Professional Fees	41,435
Brokerage Commissions	6,077
Directors' Fees and insurance	5,010
SEC & FINRA Registration Expense	11,657
Total Expenses	$240,797
Net Income (Loss)	$(30,846,131)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/21	$349,923,358
Additions (200,000 Shares)	5,610,729
Withdrawals (700,000 Shares)	(18,319,879)
Net Income (Loss)	(30,846,131)

Net Asset Value End of Month	$306,368,077
Net Asset Value Per Share (11,650,000 Shares)	$26.30

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2021

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$3,128,029
Unrealized Gain (Loss) on Market Value of Commodity Futures	(32,704,465)
Dividend Income	10,112
Interest Income	12
ETF Transaction Fees	3,850
Total Income (Loss)	$(29,562,462)

Expenses
Management Fees	$317,965
Professional Fees	65,318
Brokerage Commissions	16,012
Directors' Fees and insurance	8,875
SEC & FINRA Registration Expense	14,911
Total Expenses	$423,081
Net Income (Loss)	$(29,985,543)

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 6/1/21	$562,017,363
Additions (750,000 Shares)	27,330,084
Withdrawals (700,000 Shares)	(18,319,879)
Net Income (Loss)	(29,985,543)

Net Asset Value End of Month	$541,042,025

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2021 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596